UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : October 30, 2014

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 30, 2014, EnteroMedics Inc. (the “Company”) announced that Brad Hancock would join the Company as Chief Commercial Officer (“CCO”), effective November 17, 2014. The Company announced Mr. Hancock’s appointment in a press release issued on October 30, 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Since 2012, Mr. Hancock, 57, has served as Vice President of Sales and Marketing at Flowonix Medical Inc., a company focused on implantable devices and techniques for improving drug delivery. From 2008 through 2012, he was Vice President and General Manager of the International Neuromodulation Division at St. Jude Medical, Inc., a role in which he managed the sales, marketing, regulatory, clinical, reimbursement, and financial functions for spinal cord and deep brain stimulation therapies. Prior to working at St. Jude Medical, Mr. Hancock had spent almost 20 years at Medtronic, Inc., holding sales management positions of increasing seniority in Medtronic’s neuromodulation, spine, pain management, cardiac rhythm management and peripheral vascular divisions, serving most recently as Vice President of US Sales, Neuromodulation. Mr. Hancock began his career in the medical device field at Johnson and Johnson, where he held sales and sales management positions from 1982 to 1989. Mr. Hancock holds a B.S. in Business Administration from Miami University.

There are no arrangements or understandings between Mr. Hancock and any other person pursuant to which Mr. Hancock was appointed as CCO of the Company. Mr. Hancock does not have a direct or indirect material interest in any currently proposed transaction to which the Company is a party, nor has Mr. Hancock had a direct or indirect material interest in any such transaction since the beginning of the Company’s fiscal year.

Mr. Hancock has no family relationship with any other officer or director of the Company. Neither Mr. Hancock nor any immediate family member of Mr. Hancock has a material interest in any transaction with the Company involving the payment or receipt of at least $120,000.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of EnteroMedics Inc. dated October 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President Chief Financial Officer and Chief Operating Officer

Date: October 30, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of EnteroMedics Inc. dated October 30, 2014.